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                                                                   EXHIBIT 99(a)

                  CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



I, Charles H. Cotros, Chairman and Chief Executive Officer of Sysco Corporation (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Company's Annual Report on Form 10-K for the fiscal year ended June 29, 2002 ("Annual Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. All of the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  September 25, 2002
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                                       /s/ Charles H. Cotros
                                       -----------------------------------------
                                       Charles H. Cotros
                                       Chairman and Chief Executive Officer